UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported):  February 8, 2002
                                                          ---------------



                            WILLIAMS CONTROLS, INC.
                            -----------------------
               (Exact name of Company as specified in its charter)


    Delaware                        0-18083                      84-1099587
---------------                  -------------                 --------------
(State or other              (Commission File No.)            (I.R.S. Employer
jurisdiction of                                              Identification No.)
 incorporation)


                   14100 S.W. 72ND Avenue, Portland, OR 97224
                   ------------------------------------------
                    (Address of Principal Executive Offices)


                                 (503) 684-8600
                                 --------------
              (Registrant's telephone number, including area code)


                                    Not Applicable
                                    --------------
         (Former name or former address, if changed since last report.)




                                       1


Item 5 - Other Events

The Board of Directors of Williams Controls, Inc. has elected David S. Eberly to the Board, effective January 24, 2002. Mr. Eberly is a managing Director and co-founder of GMA Capital, a private equity and investment banking firm representing a variety of key suppliers in the automotive and truck markets. Mr. Eberly has a wide range of experience in corporate acquisitions, divestitures, joint ventures and private financings, and is a founding shareholder and was a member of the Board of Directors of European Gateway Acquisition Corp. Eberly, 38, graduated from Miami University (Ohio) in 1985 with a B.S. in Finance and Management.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.


                                            WILLIAMS CONTROLS, INC.



Dated: February 8, 2002                         By: /s/ Dennis E. Bunday
                                                --------------------------------
                                                Dennis E. Bunday
                                                Chief Financial Officer